SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 4, 2004

eXegenics Inc.

(Exact name of registrant as specified in its charter)

Delaware	00-26078	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

(Address of principal executive
offices including zip code)

(585) 218-4368
(Registrant’s telephone number,
including area code)

2911 Turtle Creek Boulevard, Suite 300
Dallas, TX 75219
(Former name or former address, if changed since last report)

Item 5
SIGNATURES

Item 5. Other Events and Regulations FD Disclosure.

As of May 1, 2004 the Company has relocated its corporate offices to the following address: 1250 Pittsford-Victor Road, Building 200, Suite 280, Pittsford, New York 14534. Telephone: (585) 218-4368. Facsimile: (585) 218-2042.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eXegenics Inc. (Registrant)

Dated: May 4, 2004	By:	/s/ David Riggs David Riggs, President